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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 -------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934
                                 -------------

              DATE OF THE EARLIEST EVENT REPORTED: JANUARY 29, 1997

                        NATIONAL PROPANE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                           1-11867               42-1453040
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NO.)    (I.R.S. EMPLOYER)
INCORPORATION OR ORGANIZATION)                                  IDENTIFICATION NO.)
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                   SUITE 1700, IES TOWER, 20 1ST STREET, S.E.
                          CEDAR RAPIDS, IOWA 52401-1409
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (319) 365-1550
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

         On January 27, 1997 the Registrant announced that it had declared its regular quarterly distribution of $.525 per unit payable on February 14, 1997 to holders of record at the close of business on February 5, 1997.

         A copy of the press release is being filed herewith as an exhibit hereto and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

     (c) Exhibits

         99.1 National Propane Partners, L.P. Press Release, dated January 27, 1997, regarding quarterly distribution.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NATIONAL PROPANE PARTNERS, L.P.


                                          By: NATIONAL PROPANE CORPORATION,
                                              AS MANAGING GENERAL PARTNER



                                          By: /s/ RONALD R. ROMINIECKI
                                              ____________________________
                                              Name:  Ronald R. Rominiecki
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


Date: January 29, 1997


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                                 EXHIBIT INDEX


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EXHIBIT NO.                 DESCRIPTION                                 PAGE NO.
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
   99.1 National Propane Partners, L.P. Press Release, dated January 27, 1997, regarding quarterly distribution.
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